Vanguard Dividend Appreciation Index Fund

Vanguard Health Care Fund

Supplement to the Statement of Additional Information Dated
May 25, 2017

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Dividend
Appreciation Index Fund and Vanguard Health Care Fund (the “Funds”). The
custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 051D 042018